================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 2, 2004




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



         Delaware                       1-6407                  75-0571592
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)




        One PEI Center                                    18711
   Wilkes-Barre, Pennsylvania                           (Zip Code)
   (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (570) 820-2400
















================================================================================

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 2, 2004, Southern Union Company ("Southern Union" or the "Company") will release summary financial information to the general public, including the investment community, regarding the Company's operating performance for the three- and twelve-month periods ended June 30, 2004 and 2003. The financial information released is included herein. The following information is summary in nature and should not be considered complete financial statements.

99.1      Press Release issued by Southern Union dated August 2, 2004.

The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

     This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.

     Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in the Company's service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to our gas distribution business; new legislation and government regulations and proceedings affecting or involving the Company; unanticipated environmental liabilities; the Company's ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; our or any of our subsidiaries debt securities ratings; the economic climate and growth in our industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.


                                           SOUTHERN UNION COMPANY AND SUBSIDIARIES
                                       CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                     (Unaudited)


                                                                          Three Months Ended              Twelve Months Ended
                                                                              June 30,                          June 30,
                                                                         ---------------------           --------------------
                                                                         2004             2003           2004            2003
                                                                         ----             ----           ----            ----
                                                                      (thousands   of   dollars,except shares and per share amounts)

Operating revenues..............................................     $   286,888      $   207,030      $ 1,799,974      $ 1,188,507
Cost of gas and other energy ...................................         (98,062)        (110,653)        (864,438)        (724,611)
Revenue-related taxes ..........................................          (5,983)          (6,861)         (45,395)         (40,485)
                                                                     -----------      -----------      -----------      -----------
     Operating margin ..........................................         182,843           89,516          890,141          423,411

Operating expenses:
     Operating, maintenance and general ........................         103,034           61,922          411,811          193,745
     Depreciation and amortization .............................          29,305           17,570          118,755           60,642
     Taxes, other than on income and revenues ..................          14,698            7,508           54,048           26,653
                                                                     -----------      -----------      -----------      -----------
         Total operating expenses ..............................         147,037           87,000          584,614          281,040
                                                                     -----------      -----------      -----------      -----------
         Net operating revenues ................................          35,806            2,516          305,527          142,371
                                                                     -----------      -----------      -----------      -----------

Other income (expense):
     Interest ..................................................         (30,212)         (21,760)        (127,867)         (83,343)
     Dividends on preferred securities of
         subsidiary trust ......................................            --             (2,370)            --             (9,480)
     Other, net ................................................            (304)            (555)           5,468           18,394
                                                                     -----------      -----------      -----------      -----------
         Total other expenses, net .............................         (30,516)         (24,685)        (122,399)         (74,429)
                                                                     -----------      -----------      -----------      -----------
Earnings (loss) from continuing operations before
     income taxes (benefit) ....................................           5,290          (22,169)         183,128           67,942
Federal and state income taxes (benefit) .......................           1,347          (10,271)          69,103           24,273
                                                                     -----------      -----------      -----------      -----------
Net earnings (loss) from continuing operations .................           3,943          (11,898)         114,025           43,669
                                                                     -----------      -----------      -----------      -----------
Discontinued operations:
     Earnings from discontinued operations
         before income taxes ...................................            --               --               --             84,773
     Federal and state income taxes (benefit) ..................            --             (1,264)            --             52,253
                                                                     -----------      -----------      -----------      -----------
Net earnings from discontinued operations ......................            --              1,264             --             32,520
                                                                     -----------      -----------      -----------      -----------

Net earnings (loss) ............................................           3,943          (10,634)         114,025           76,189

Preferred stock dividends ......................................          (4,341)            --            (12,686)            --
                                                                     -----------      -----------      -----------      -----------

Net earnings (loss) available for common shareholders ..........     $      (398)     $   (10,634)     $   101,339      $    76,189
                                                                     ===========      ===========      ===========      ===========

Net earnings (loss) available for common shareholders from
   continuing operations per share:
     Basic    .......................................                $     (0.01)     $     (0.20)     $      1.41      $      0.76
                                                                     ===========      ===========      ===========      ===========
     Diluted  .......................................                $     (0.01)     $     (0.20)     $      1.37      $      0.74
                                                                     ===========      ===========      ===========      ===========

Net earnings (loss) available for common shareholders per share:
     Basic    .......................................                $     (0.01)     $     (0.18)     $      1.41      $      1.33
                                                                     ===========      ===========      ===========      ===========
     Diluted  .......................................                $     (0.01)     $     (0.18)     $      1.37      $      1.29
                                                                     ===========      ===========      ===========      ===========

Weighted average shares outstanding - basic..........                 71,997,879       59,807,049       71,848,259       57,176,843
                                                                     ===========      ===========      ===========     ============
Weighted average shares outstanding - diluted........                 71,997,879       59,807,049       73,993,300       59,017,861
                                                                     ===========      ===========      ===========     ============




            See Notes to Condensed Consolidated Financial Statements.


                     SOUTHERN UNION COMPANY AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)


                                                        June 30,       June 30,
                                                         2004            2003
                                                         ----            ----
                                                        (thousands of dollars)
                                     ASSETS
Property, plant and equipment:
     Plant in service ..............................  $ 3,941,880   $ 3,786,025
     Less accumulated depreciation and amortization      (734,367)     (641,225)
                                                      -----------   -----------
          Net property, plant and equipment ........    3,207,513     3,144,800
                                                      -----------   -----------

Current assets:
     Cash and cash equivalents .....................       19,973        86,997
     Accounts receivable, billed and unbilled, net .      181,924       192,402
     Federal and state taxes receivable ............       17,385         6,787
     Inventories ...................................      190,124       173,757
     Deferred gas purchase costs ...................         --          24,603
     Gas imbalances - receivable ...................       22,045        34,911
     Prepayments and other .........................       27,262        18,971
                                                      -----------   -----------
          Total current assets .....................      458,713       538,428
                                                      -----------   -----------

Goodwill, net ......................................      640,547       642,921

Deferred charges ...................................      187,961       188,261

Investment securities, at cost .....................        8,038         9,641

Other ..............................................       69,895        73,674
                                                      -----------   -----------

     Total assets ..................................  $ 4,572,667   $ 4,597,725
                                                      ===========   ===========



                         CAPITALIZATION AND LIABILITIES
Capitalization:
     Stockholders' equity ............................   $1,266,654   $  920,418
     Preferred stock of subsidiary trust, $25 par.....         --        100,000
     Long-term debt and capital lease obligation......    2,154,615    1,611,653
                                                         ----------   ----------
         Total capitalization.........................    3,421,269    2,632,071
                                                         ----------   ----------

Current liabilities:
     Long-term debt due within one year ..............       99,997      734,752
     Notes payable ...................................       21,000      251,500
     Accounts payable ................................       96,714      112,840
     Federal, state and local taxes ..................       25,411       13,530
     Gas imbalances - payable ........................       72,057       64,519
     Other ...........................................      145,779      183,652
                                                         ----------   ----------
         Total current liabilities ...................      460,958    1,360,793
                                                         ----------   ----------

Deferred credits and other liabilities ...............      314,131      322,154
Accumulated deferred income taxes ....................      376,309      282,707
                                                         ----------   ----------

     Total capitalization and liabilities ............   $4,572,667   $4,597,725
                                                         ==========   ==========



            See Notes to Condensed Consolidated Financial Statements.

                     SOUTHERN UNION COMPANY AND SUBSIDIARIES
                   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)







NOTE 1 -- BASIS OF PRESENTATION

The condensed consolidated financial statements have been prepared by Southern Union Company ("Southern Union" or the "Company") and certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. Certain reclassifications have been made to prior period financial statements to conform with the current period presentation. The condensed consolidated financial statement presentation in this report will produce the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations of the Company.

Effective June 11, 2003, the Company acquired Panhandle Energy from CMS Energy Corporation. The acquisition was accounted for using the purchase method of accounting in accordance with accounting principles generally accepted in the United States of America by allocating the purchase price and acquisition costs incurred by the Company to Panhandle Energy's net assets as of the acquisition date. The Panhandle Energy assets acquired and liabilities assumed have been recorded at their estimated fair value as of the acquisition date based on the results of outside appraisals. Panhandle Energy's results of operations have been included in the Condensed Consolidated Statement of Operations since June 11, 2003. Thus, the Condensed Consolidated Statement of Operations for the periods subsequent to the acquisition is not comparable to the same periods in prior years.

NOTE 2 -- OTHER INCOME (EXPENSE), NET

Other expense for the three-month period ended June 30, 2004 was $304,000 compared with $555,000 for the same period in 2003. Other expense for the three-month periods ended June 30, 2004 and 2003 include several items, none of which are individually significant.

Other income for the twelve-month period ended June 30, 2004 was $5,468,000 compared with $18,394,000 for the same period in 2003. Other income for the twelve-month period ended June 30, 2004 includes a gain of $6,354,000 on the early extinguishment of debt and income of $2,230,000 generated from the sale and/or rental of gas-fired equipment and appliances by various operating subsidiaries. These items were partially offset by charges of $1,603,000 and $1,150,000 to reserve for the impairment of Southern Union's investments in a technology company and in an energy-related joint venture, respectively, and $836,000 of legal costs associated with the collection of damages from former Arizona Corporation Commissioner James Irvin related to the Southwest litigation. Other income for the twelve-month period ended June 30, 2003 includes a gain of $22,500,000 on the settlement of the Southwest litigation and income of $2,016,000 generated from the sale and/or rental of gas-fired equipment and appliances. These items were partially offset by $5,949,000 of legal costs related to the Southwest litigation and $1,298,000 of selling costs related to the Texas operations' disposition.

NOTE 3 -- REPORTABLE SEGMENTS

The Company's operations include two reportable segments. The Transportation and Storage segment is primarily engaged in the interstate transportation and storage of natural gas in the Midwest and Southwest, and also provides LNG terminalling and regasification services. Its operations are conducted through Panhandle Energy, which the Company acquired on June 11, 2003. The Distribution segment is primarily engaged in the local distribution of natural gas in Missouri, Pennsylvania, Rhode Island and Massachusetts. Its operations are conducted through the Company's three regulated utility divisions: Missouri Gas Energy, PG Energy and New England Gas Company.

Revenue included in the All Other category is attributable to several operating subsidiaries of the Company: PEI Power Corporation generates and sells electricity; PG Energy Services Inc. offers appliance service contracts; ProvEnergy Power Company LLC ("ProvEnergy Power"), which was sold effective October 31, 2003, provided outsourced energy management services and owned 50% of Capital Center Energy Company LLC, a joint venture formed between ProvEnergy and ERI Services, Inc. to provide retail power and conditioned air; and Alternate Energy Corporation provides energy consulting services. None of these businesses have ever met the quantitative thresholds for determining reportable segments individually or in the aggregate. The Company also has corporate operations that do not generate any revenues.

The Company evaluates segment performance based on several factors, of which the primary financial measure is net operating revenues. Net Operating Revenues is defined as operating margin, less operating, maintenance and general expenses, depreciation and amortization, and taxes other than on income and revenues.

The following table sets forth certain selected financial information for the Company's segments for the three- and twelve-month periods ended June 30, 2004 and 2003. Financial information for the Transportation and Storage segment reflects the operations of Panhandle Energy beginning on its acquisition date of June 11, 2003. There were no material intersegment revenues during the periods presented.



                                                                        Three Months Ended                   Twelve Months Ended
                                                                             June 30,                              June 30,
                                                                    2004               2003               2004              2003
                                                                 ----------         ----------         ----------         ----------
                                                                                       (thousands of dollars)

Revenues from external customers:
     Distribution ......................................         $  177,170         $  180,886         $1,304,405         $1,158,964
     Transportation and Storage ........................            108,341             24,529            491,083             24,529
     All Other .........................................              1,377              1,615              4,486              5,014
                                                                 ----------         ----------         ----------         ----------
Total consolidated operating revenues ..................         $  286,888         $  207,030         $1,799,974         $1,188,507
                                                                 ==========         ==========         ==========         ==========

Operating margin:
     Distribution ..........................................     $   73,239         $  63,682          $  395,373         $  394,760
     Transportation and Storage ............................        108,341            24,529             491,083             24,529
     All Other .............................................          1,263             1,305               3,685              4,122
                                                                 ----------         ---------          ----------         ----------
Total consolidated operating margin ........................     $  182,843         $  89,516          $  890,141         $  423,411
                                                                 ==========         =========          ==========         ==========

Net operating revenues(loss):
     Distribution ..........................................     $   2,290          $  (5,307)         $  118,826         $ 142,762
     Transportation and Storage ............................        34,207              9,635             193,702             9,635
     All Other .............................................           (61)               348              (3,514)               13
                                                                 ---------          ---------          ----------         ---------
Total segment net operating revenues .......................        36,436              4,676             309,014           152,410
      Reconciling item-Corporate ...........................          (630)            (2,160)             (3,487)          (10,039)
                                                                 ---------          ---------          ----------         ---------
Total consolidated net operating revenues ..................     $  35,806          $   2,516          $  305,527         $ 142,371
                                                                 =========          =========          ==========         =========

Reconciliation of net operating revenues to earnings from
   continuing operations before income taxes:
     Net operating revenues ................................     $  35,806          $   2,516          $  305,527         $ 142,371
     Interest: .............................................       (30,212)           (21,760)           (127,867)          (83,343)
     Dividends on preferred securities of
         subsidiary trust ..................................          --               (2,370)               --              (9,480)
     Other income(expense), net ............................          (304)              (555)              5,468            18,394
                                                                 ---------          ---------          ----------         ---------
Earnings (loss) from continuing operations before
   income taxes (benefit) ..................................     $   5,290          $ (22,169)         $  183,128         $  67,942
                                                                 =========          =========          ==========         =========







                                                      June 30,          June 30,
                                                       2004               2003
                                                     ----------       ----------
                                                        (thousands of dollars)
Total assets:
     Distribution ............................       $2,220,391       $2,243,257
     Transportation and Storage ..............        2,197,289        2,212,467
     All Other ...............................           42,133           50,073
                                                     ----------       ----------
Total segment assets .........................        4,459,813        4,505,797
     Reconciling item-Corporate ..............          112,854           91,928
                                                     ----------       ----------

Total consolidated assets ....................       $4,572,667       $4,597,725
                                                     ==========       ==========

                     SOUTHERN UNION COMPANY AND SUBSIDIARIES
                            SELECTED STATISTICAL DATA

The following table sets forth gas throughput and related information for the Company's Distribution segment and Transportation and Storage segment for the three- and twelve-month periods ended June 30, 2004 and 2003:

                                                                                Three Months                   Twelve Months
                                                                               Ended June 30,                  Ended June 30,

                                                                            2004           2003             2004            2003
                                                                        -----------    ------------     -----------     ------------
Distribution Segment
--------------------
Average number of customers served:
     Residential ...................................................        847,155         844,483         844,385         840,942
     Commercial ....................................................        102,930         101,369         102,139         100,358
     Industrial and irrigation .....................................            427             432             437             444
     Public authorities and other ..................................            388             378             387             378
                                                                        -----------     -----------     -----------     -----------
         Total average gas sales customers .........................        950,900         946,662         947,348         942,122
     Transportation customers ......................................          2,685           2,507           2,630           2,737
                                                                        -----------     -----------     -----------     -----------
         Total average gas sales and transportation customers ......        953,585         949,169         949,978         944,859
                                                                        ===========     ===========     ===========     ===========
Gas sales in millions of cubic feet (MMcf):
     Residential ...................................................         14,618          15,669          78,207          83,674
     Commercial ....................................................          5,781           6,106          32,284          33,856
     Industrial and irrigation .....................................            713             569           2,685           2,822
     Public authorities and other ..................................             42              54             315             362
                                                                        -----------     -----------     -----------     -----------
         Gas sales billed ..........................................         21,154          22,398         113,491         120,714
     Net change in unbilled gas sales ..............................         (7,907)         (5,922)         (1,220)          1,401
                                                                        -----------     -----------     -----------     -----------
         Total gas sales ...........................................         13,247          16,476         112,271         122,115
     Gas transported ...............................................         12,949          13,855          60,848          66,218
                                                                        -----------     -----------     -----------     -----------
         Total gas sales and gas transported .......................         26,196          30,331         173,119         188,333
                                                                        ===========     ===========     ===========     ===========

Gas sales revenues (thousands of dollars):
     Residential ...................................................    $   175,859     $   173,210     $   886,825     $   803,000
     Commercial.....................................................         63,535          59,948         337,945         292,497
     Industrial and irrigation .....................................          6,394           4,526          23,861          21,870
     Public authorities and other...................................            451             551           3,113           3,178
                                                                        -----------     -----------     -----------     -----------
         Gas revenues billed .......................................        246,239         238,235       1,251,744       1,120,545
     Net change in unbilled gas sales revenues......................        (78,039)        (67,045)          8,184          (9,383)
                                                                        -----------     -----------     -----------     -----------
         Total gas sales revenues ..................................        168,200         171,190       1,259,928       1,111,162
     Gas transportation revenues ...................................          7,062           7,466          34,409          38,734
                                                                        -----------     -----------     -----------     -----------
         Total gas sales and gas transportation revenues ...........    $   175,262     $   178,656     $ 1,294,337     $ 1,149,896
                                                                        ===========     ===========     ===========     ===========

Gas sales revenue per thousand cubic feet billed:
     Residential.................................................       $     12.03     $     11.05     $     11.34     $      9.60
     Commercial..................................................             10.99            9.82           10.47            8.64
     Industrial and irrigation...................................              8.97            7.95            8.89            7.75
     Public authorities and other................................             10.74           10.20            9.88            8.78

Weather:
     Degree days:
          Missouri Gas Energy service territories................               348             373           4,770           5,105
          PG Energy service territories..........................               679             869           6,240           6,654
          New England Gas Company service territories............               705             954           5,644           6,143

     Percent of 30-year measure:
          Missouri Gas Energy service territories................               76%             82%             92%             98%
          PG Energy service territories..........................               90%            111%            100%            106%
          New England Gas Company service territories............               93%            126%             98%            107%

Transportation and Storage Segment (1)
--------------------------------------

Gas transported in billions of British thermal units (Bbtu)......           302,955          68,815       1,321,262          68,815

Gas transportation revenues (thousands of dollars)...............       $    81,758     $    18,504     $   382,715     $    18,504
-----------------------------------------------------------------------------------------------------------------------------------
(1) Panhandle Energy's results of operations have been included in the
    Condensed Consolidated Statement of Operations since June 11, 2003. Thus, gas transportation revenues and related volumes for the periods subsequent to the acquisition are not comparable to the same periods in prior years.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              SOUTHERN UNION COMPANY
                                              ----------------------
                                                  (Registrant)



Date     August 2, 2004                   By  /s/ DAVID J. KVAPIL
      -------------------                     ----------------------------------
                                              David J. Kvapil
                                              Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit Number                      Description
--------------    --------------------------------------------------------------


    99.1          Press Release issued by Southern Union dated August 2, 2004